Visa Inc. Fiscal Fourth Quarter Financial Results October 30, 2013 Exhibit 99.2

Fiscal Fourth Quarter 2013 Financial Results 2
Forward-Looking Statements
various other factors discussed in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Result of Operations” in our Annual
Report on Form 10-K for the year ended September 30, 2012 and our most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, on file with the U.S. Securities and Exchange Commission. Additional information will also be available in our Annual Report on Form 10-K for the year ended September 30,
2013. You should not place undue reliance on such statements. Except as required by law, we do not intend to update or revise any forward–looking statements as a result of new information, future developments or otherwise.
natural disasters,  terrorist attacks, military or political conflicts, and public health emergencies; and
the failure to integrate acquisitions successfully or to effectively develop new products and businesses;
the loss of organizational effectiveness or key employees;
costs arising if Visa Europe were to exercise its right to require us to acquire all of its outstanding stock;
failure to maintain systems interoperability with Visa Europe;
account data breaches or increased fraudulent or other illegal activities involving Visa-branded cards or payment products; and
disruption of our transaction processing systems or the inability to process transactions efficiently;
system developments, such as:
industry developments, such as competitive pressure, rapid technological developments and disintermediation from our payments network;
material changes in our financial institution clients' performance compared to our estimates;
material changes in cross-border activity, foreign exchange controls and fluctuations in currency exchange rates; and
general economic, political and social conditions in mature and emerging markets globally;
economic fragility in the Eurozone and in the United States;
economic factors, such as:
new lawsuits, investigations or proceedings, or changes to our potential exposure in connection with pending lawsuits, investigations or proceedings;
developments in litigation and government enforcement, including those affecting interchange reimbursement fees, antitrust and tax;
increased regulation of consumer privacy, data use and security;
increased government support of national payment networks outside the United States; and
increased regulation in jurisdictions outside of the United States and in other product categories;
rules capping debit interchange reimbursement  rates and expanding financial institutions’ and merchants’ choices among debit payment networks promulgated, under the Dodd-Frank Wall Street Reform and Consumer Protection Act;
the impact of laws, regulations and marketplace barriers, including:
By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not statements of historical fact or guarantees of future performance, and (iii) in jurisdiction are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify.  Therefore, actual results could differ materially and adversely from our forward-looking statements due to a variety of factors, including the following:
This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are identified by words such as “outlook,” “will,” “believes,” “continues,” and other similar expressions. Examples of forward-looking statements include, but are not limited to, statements we make about our revenue, client incentives, operating margin, earnings per share, free cash flow, and the growth of those items.

Fiscal Fourth Quarter 2013 Financial Results 3
Solid Fiscal Fourth Quarter Results
• Strong operating revenues of $3.0 billion, up 9% over prior year
• Quarterly net income of $1.2 billion and diluted earnings per share of $1.85, up 15% and 20%, respectively, over prior year adjusted results
• Continued positive secular trends and spending momentum
contributed to growth in key underlying business drivers
• Repurchased 7 million shares of class A common stock in the open market at an average price of $177.47 per share, using $1.3 billion of cash on hand
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

VISA

2012
2013
977
1,089
U.S. 513
U.S. 571
ROW 465
ROW 519
624
682
U.S. 246
U.S. 270
ROW 379
ROW 412
353
407
U.S. 267
U.S. 300
ROW 86
ROW 107
Total Visa Inc.
Credit
Debit

Fiscal Fourth Quarter 2013 Financial Results 4
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
9% 15% 11%
YOY Change
(constant)
13% 12% 16%
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented. From time to time, previously submitted volume information may be updated. Prior period updates are not material. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
ROW = Rest of World
Quarter ended June

2012
2013
1,007
1,104
U.S. 521
U.S. 575
ROW 486
ROW 529
643
697
U.S. 250
U.S. 277
ROW 393
ROW 420
364
407
U.S. 272
U.S. 298
ROW 93
ROW 109
Total Visa Inc.
Credit
Debit

Fiscal Fourth Quarter 2013 Financial Results 5
Payments Volume
US$ in billions, nominal, except percentages
YOY Change
(nominal)
8% 12% 10%
YOY Change
(constant)
13% 13% 13%
Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. From time to time, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material.
Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
ROW = Rest of World
Quarter ended September

Fiscal Fourth Quarter 2013 Financial Results 6
Transactions
in millions, except percentages
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks. Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. From time to time, previously submitted transaction information may be updated. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
11% 14%
Quarter ended September
2012
2013
20,568
13,573
22,907
15,491
Total
Transactions
Processed
Transactions
Credit
38%
Debit
62%
Credit
38%
Debit
62%

2012
2013
776
805
1,240
1,354
2,016
2,159
Credit
Debit
Visa Inc.

Fiscal Fourth Quarter 2013 Financial Results 7
Total Cards
in millions, except percentages
YOY
Change
9% 7% 4%
Note: From time to time, previously submitted card information may be updated. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
Quarter ended June

Fiscal 2012
Fiscal 2013
3,294
3,653
2,731
2,973
(563)
(680)
Gross Revenues
Incentives
Net Operating Revenues

Fiscal Fourth Quarter 2013 Financial Results 8
Revenue – Q4 2013
US$ in millions, except percentages
YOY
Change
21% 9% 11%
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
FY13 % of
Gross Revenues
19% 81%

1,264
1,385
1,062
1,186
796
899
172
183
Service Revenues
Data Processing Revenues
International Transaction Revenues
Other Revenues

Fiscal Fourth Quarter 2013 Financial Results 9
Revenue Detail – Q4 2013
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
12% 13%
10%
6%
Fiscal 2012
Fiscal 2013

2,731
2,973
1,209
1,222
1,522
1,751
56%
59%
Net Operating Revenues
Total Operating Expenses
Operating Income
Operating Margin

Fiscal Fourth Quarter 2013 Financial Results 10
Operating Margin – Q4 2013
US$ in millions, except percentages
Note: Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
1%
15%
9%
3 ppts
Fiscal 2012
Fiscal 2013

Fiscal Fourth Quarter 2013 Financial Results 11
Operating Expenses – Q4 2013
US$ in millions, except percentages
Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on whole numbers, not the rounded numbers presented.
YOY
Change
10%
(3%) 6%
(2%)
17%
(13%)
(81%)
Fiscal 2012
Fiscal 2013
471
271
111
134
89
131
2
499
236
122
130
106
129
0
Personnel Marketing Network &
Processing
Professional
Fees
Depreciation &
Amortization
General &
Administrative
Litigation
provision

Fiscal Fourth Quarter 2013 Financial Results 12
Other Financial Results
• Cash, cash equivalents and available-for-sale investment securities of $6.9 billion at the end of the fiscal fourth quarter
• Free cash flow of $1.9 billion for the fiscal fourth quarter
• Capital expenditures of $138 million during the fiscal fourth quarter

Fiscal Fourth Quarter 2013 Financial Results 13
Financial Metrics for Fiscal Year 2014
Annual net revenue growth
Client incentives as % of gross revenues
Operating margin
Annual diluted class A common stock
earnings per share growth
Annual free cash flow
Low double-digits on a
constant dollar basis
Negative 2 ppts foreign
currency impact
Low 60s
16.5% to 17.5% range
Mid to high teens
About $5 billion

Appendix

Fiscal Fourth Quarter 2013 Financial Results
Reconciliation of Non-GAAP
Financial Results – Fourth Quarter
US$ in millions, except per share data
During the fourth quarter of fiscal 2012, the IRS issued a revised Revenue Agent Report effectively withdrawing its proposed adjustment, which would have disallowed the deduction of payments made in fiscal 2008 to settle the
American Express litigation. As a result, during that quarter, we reevaluated and reversed all previously recorded tax reserves and accrued interest associated with the deductibility of covered litigation expense (“reversal of tax reserves”), which increased our net income by $627M for that quarter. These adjustments were non-recurring in nature and not indicative of our financial performance in that or future periods. As such, we believe the presentation of adjusted financial results excluding these amounts provides a clearer understanding of our operating performance for that period.
A1
(1) Figures may not recalculate exactly due to rounding. Diluted earnings per share figures are calculated based on whole numbers, not the rounded numbers presented.
2013 2012 2013 2012
As reported
1,192 $     1,662 $     1.85 $       2.47 $
Reversal of tax reserves
-               (627)         -               (0.93)
Adjusted
1,192 $     1,035 $     1.85 $       1.54 $
Diluted weighted-average shares
outstanding
644 672
Three Months Ended  September 30,
Net income attributable
to Visa Inc.
Diluted earnings per
share
(1)

Fiscal Fourth Quarter 2013 Financial Results
Reconciliation of Non-GAAP
Financial Results – Full Year
A2
Our financial results for fiscal 2012 were impacted by the following special items:
We believe inclusion of these items was not indicative of our financial performance in that or future periods, as amounts were either non-
recurring, had no cash impact or are covered by the plan. As such, we believe the presentation of our adjusted financial results provides a clearer understanding of our operating performance for that period.
(1) Operating margin is calculated as operating income divided by net operating revenues.
(2) Figures in the table may not recalculate exactly due to rounding. Diluted earnings per share figures are calculated based on whole numbers, not the rounded numbers presented.
US$ in millions, except percentages and per share data
2013 2012 2013 2012 2013 2012 2013 2012
As reported $  4,539 $  8,282 61% 21%
4,980 $   2,144 $
$   7.59
3.16 $
Reversal of tax reserves
-         - -         - -         (326)       -         (0.48)
Litigation provision
-
(4,098)
-
39%
-         2,593 -         3.82
Impact of deferred tax adjustment
-         - -
-
-
(208)
-         (0.31)
Adjusted $  4,539 $  4,184 61% 60%
4,980 $   4,203 $
$   7.59
6.20 $
Diluted weighted-average shares
outstanding
656 678
Twelve Months Ended  September 30,
Operating
expenses Operating margin
(1)
Net income
attributable to
Visa Inc.
Diluted earnings per
share
(2)
• Reversal of tax reserves: During the fourth quarter of fiscal 2012, we reversed all previously recorded tax reserves and accrued interest associated with the deductibility of covered litigation expense, which increased our net income by $627 million for the fourth quarter of fiscal 2012. The reversed tax reserves included $301 million originally recorded in the third quarter of fiscal 2012; therefore, the full-year impact of this adjustment was only $326 million.
• Litigation provision: During the third quarter of fiscal 2012, we recorded a provision of $4.1 billion and related tax benefits associated with litigation covered by the retrospective responsibility plan (the “plan”).
• Deferred tax adjustment: During the second quarter of fiscal 2012, we recorded a one-time, non-cash benefit of $208 million resulting from the remeasurement of our net deferred tax liabilities due to changes in the California state apportionment rules.

VISA

	Additions (+) / Reductions (-) to Net income attributable to Visa Inc.		Three Months Ended September 30, 2013		Twelve Months Ended September 30, 2013	
		Net income attributable to Visa Inc. (as reported)		1,192		4,980
Capital Assets	+	Depreciation and amortization	106		397	
	-	Capital expenditures	(138)		(471)	
				(32)		(74)
Litigation	+	Litigation provision	-		3	
	-	Settlement payments	-		(4,384)	
	+	Settlement payments funded by litigation escrow	-		4,383	
				-		2
Share-based Compensation	+	Share-based compensation		40		179
Pension	+	Pension expense	8		33	
	-	Pension contribution	(4)		(4)	
				4		29
Taxes	+	Income tax provision	574		2,277	
	-	Income taxes paid	(117)		(595)	
				457		1,682
Changes in Working Capital [(1)]	+/-	Changes in other working capital accounts		230		151
		Total Free Cash Flow		**1,891**		**6,949**

Fiscal Fourth Quarter 2013 Financial Results
Calculation of Free Cash Flow
US$ in millions
A3
(1)
Includes changes in client incentives, trade receivable/payable, settlement receivable/payable and personnel incentives.